Note 2 - Acquisitions	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]

NOTE 2 Acquisitions

The Company records purchased assets and liabilities at their fair market value at the time of purchase in accordance with the requirements of ASU 805 - Business Combinations. On August 14, 2015, the Bank completed the acquisition of certain assets and assumption of certain liabilities of Kasson State Bank. The transaction increased the Bank’s total assets $52.8 million including increases in loans of $24.1 million, investments of $17.5 million, cash of $10.0 million, core deposit intangible of $0.4 million and other assets of $0.8 million. The Bank also assumed liabilities of $49.3 million, including $47.3 million of deposits and $2.0 million in other liabilities. Consideration paid was $3.2 million and a gain on the transaction of $0.3 million was recorded during the quarter. The Bank continues to operate both of the Kasson State Bank locations in Kasson, Minnesota acquired in the transaction as branches of Home Federal Savings Bank.

On November 18, 2015, the Bank entered into an agreement to acquire certain assets and assume certain liabilities of Deerwood Bank’s Albert Lea, Minnesota branch. The transaction is anticipated to close in the second quarter of 2016. Once completed, Home Federal Savings Bank plans to service the acquired assets and assumed liabilities out of our existing branch location in Albert Lea, Minnesota.

Determining the estimated fair value of the acquired assets and assumed liabilities required the Bank to estimate cash flows expected to result from those assets and liabilities and to discount those cash flows at appropriate rates of interest. The most significant of those determinations related to the fair valuation of the loans acquired, which management considers to be a critical accounting estimate that involves significant estimates and assumptions. The fair value of the loans purchased was based on the present value of the expected cash flows. Periodic principal and interest cash flows were adjusted for expected losses and prepayments, then discounted to determine the present value and summed to arrive at the estimated fair value. For such loans, the excess of cash flows expected at acquisition over the estimated fair value is recognized as interest income over the remaining lives of the loans. The difference between contractually required payments at acquisition and the cash flows expected to be collected at acquisition reflects the impact of estimated credit losses and other factors, such as prepayments. In accordance with GAAP, there was no carry-over of Kasson State Bank’s previously established allowance for loan losses. As a result, standard industry coverage ratios with regard to the allowance for credit losses are less meaningful after the acquisition. The purchased loans were divided into loans with evidence of credit quality deterioration, which are accounted for under ASC topic 310-30 (purchased credit impaired (PCI)) and loans that do not meet this criteria, which are accounted for under ASC topic 310-20 (performing). PCI loans have experienced a deterioration of credit quality from origination to acquisition for which it is probable that the Bank will not be able to collect all contractually required principal and interest payments on the loan. Subsequent decreases in the expected cash flows require the Bank to evaluate the need for additions to the allowance for credit losses. Subsequent improvements in expected cash flows generally result in a reduction of previously established allowance for credit losses or the recognition of additional interest income over the remaining lives of the loans.